Exhibit 99.2 Earnings Summary Second Quarter 2019 July 25, 2019

SAFE HARBOR This document contains, and management may make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; our performance relative to our markets; the impact, financial or otherwise, of any organizational changes; market and technology trends; the development of new products and the success of their introductions; Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the effect of the Tax Cuts and Jobs Act on our capital allocation strategy; the impact of the acquisitions we have made and commercial partnerships we have established; our ability to execute on our strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers' rapidly changing requirements; our concentrated customer base; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions; our ability to effectively implement any organizational changes; our ability to protect and enforce intellectual property rights; operational, political and legal risks of our international operations; our dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages and price increases; changes in government regulations of the countries in which we operate; fluctuation of currency exchange rates; fluctuations in the market price of Entegris’ stock; the level of, and obligations associated with, our indebtedness; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 11, 2019, and in our other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA Margin,” “Adjusted Operating Income,” “Adjusted Gross Profit,” “Adjusted Operating Margin” and “Non-GAAP Earnings per Share” that are not presented in accordance GAAP. The non- GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation. 2

2Q19 SUMMARY o Second-quarter revenue of $378.9 million, decreased 1% from prior year o GAAP diluted EPS was $0.91 o Non-GAAP diluted EPS was $0.39 o SCEM division sequential sales growth of 2%, led by a record quarter in advanced deposition materials o Implementing operating model improvements expected to yield more than $20 million of annualized cost savings o Acquired MPD Chemicals in July o Announced 14% percent increase in quarterly dividend in July 3

Summary – Consolidated Statement of Operations (GAAP) 2Q19 over 2Q19 over $ in millions, except per share data 2Q19 2Q19 Guidance 1Q19 2Q18 2Q18 1Q19 Net Revenue $378.9 $375 - $390 $391.0 $383.1 (1.1%) (3.1%) Gross Margin 43.9% 45.4% 47.6% Operating Expenses $111.4 $126 - $128 $129.9 $107.4 3.6% (14.3%) Operating Income $54.9 $47.5 $74.9 (26.7%) 15.6% Operating Margin 14.5% 12.1% 19.6% Tax Rate 25.9% 14.2% 15.3% Net Income $124.0 $137 - $144 $32.7 $54.3 128.1% 279.7% Earnings per diluted share $0.91 $1.00 - $1.05 $0.24 $0.38 139.5% 279.2% 4

Summary – Consolidated Statement of Operations (Non-GAAP)1 2Q19 over 2Q19 over $ in millions, except per share data 2Q19 2Q19 Guidance 1Q19 2Q18 2Q18 1Q19 Net Revenue $378.9 $375 - $390 $391.0 $383.1 (1.1%) (3.1%) Adjusted Gross Margin2 44.1% 46.0% 47.7% Non-GAAP Operating $90.2 $89 - $91 $87.7 $89.1 1.2% 2.8% Expenses3 Adjusted Operating Income $76.8 $92.2 $93.5 (17.8%) (16.7%) Adjusted Operating Margin 20.3% 23.6% 24.4% Non-GAAP Tax Rate4 20.4% 18.4% 15.5% Non-GAAP Net Income5 $53.4 $55 - $62 $67.9 $69.8 (23.5%) (21.3%) Non-GAAP EPS $0.39 $0.40 - $0.45 $0.50 $0.49 (20.4%) (22.0%) 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted Gross Margin excludes charge for fair value write-up of acquired inventory sold and severance and restructuring costs. 3. Non-GAAP Operating Expenses exclude amortization expense, deal costs, integration costs, and severance and restructuring costs. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Non-GAAP Net Income excludes amortization expense, the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5

RESULTS BY SEGMENT[1]

Specialty Chemicals and Engineered Materials Segment[2]


$ in millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
40%
30%
20%
10%
0%
2Q18 3Q18 4Q18 1Q19 2Q19
Sales
Adj. Op. margin

Microcontamination Control Segment[3]


$160
$140
$120
$100
$80
$60
$40
$20
$0
40%
30%
20%
10%
0%
2Q18 3Q18 4Q18 1Q19 2Q19
Sales
Adj. Op. margin

Advanced Materials Handling Segment[4]


$160
$140
$120
$100
$80
$60
$40
$20
$0
40%
30%
20%
10%
0%
2Q18 3Q18 4Q18 1Q19 2Q19
Sales
Adj. Op. margin

1. In 1Q19 the Company has changed its definition of segment profit to include inter-segment sales. Prior period information was recast to reflect the change. Adjusted segment operating margin excludes amortization of intangibles and unallocated expenses.

2. Segment profit for SCEM includes a charge for fair value write-up of inventory of $120K and $695K for 1Q19 and 2Q19, respectively and severance charges of $519K in 1Q19.

3. Segment profit for MC includes a charge for fair value write-up of inventory of $208K, $3,281K, $3,379K, and $2,035K for 2Q18, 3Q18, 4Q18 and 1Q19, respectively. Segment profit for MC includes severance charges of $724K for 1Q19

4. Segment profit for AMH for 3Q18 includes charges for loss on sale of subsidiary of $466K. Segment profit for AMH includes severance and restructuring charges of $460K and $578K for 4Q18 and 1Q19, respectively.

Entegris

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REVENUE BY GEOGRAPHY: Strong growth in China and Taiwan YTD19 Revenue by Geography YTD19 vs. YTD18 Growth Rate Revenue = $ million Taiwan 11% Taiwan N. America 5% N. America $147.3M $179.3M South Korea -3% Southeast Japan -6% Asia $50.9M $68.6M Europe China 14% $124.1M Europe 0% $99.9M Japan Southeast Asia -12% South Korea $99.8M China -20% -10% 0% 10% 20% 7

Summary – Balance Sheet Items $ in millions 2Q19 1Q19 2Q18 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $521.4 21.5% $342.4 14.8% $257.1 12.7% Accounts Receivable, net $218.7 9.0% $232.1 10.0% $200.4 9.9% Inventories $261.9 10.8% $271.5 11.7% $265.4 13.1% Net PP&E $445.3 18.4% $442.4 19.1% $380.3 18.8% Total Assets $2,424.7 $2,314.0 $2,066.1 Current Liabilities1 $215.1 8.9% $212.8 9.2% $204.3 10.1% Long-term debt, excluding $933.7 38.5% $934.3 40.4% $650.2 32.1% current maturities Total Liabilities $1,322.2 54.5% $1,313.5 56.8% $1,013.2 49.0% Total Shareholders’ Equity $1,102.5 45.5% $1,000.5 43.2% $1,052.9 51.0% AR – DSOs 52.7 54.2 47.7 Inventory Turns 3.2 3.2 3.3 1. Current Liabilities in 2Q19 and 1Q19 includes $4 million of current maturities of long term debt. 8

ADJUSTED EBITDA MARGIN1 Adjusted EBITDA and EBITDA Margin 28.9% 27.7% 27.7% 27.7% 28.5% 27.5% 27.8% 26.8% $109 $110 $110 $109 $106 25.2% 23.9% $96 $97 $95 80 $88 $76 40 0 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Adj. EBITDA in $M Adj. EBITDA as % of Sales 1. See Reconciliation of GAAP Income to Adjusted Operating Income and Adjusted EBITDA in the appendix of this presentation. 9

Cash Flows $ in millions 2Q19 1Q19 2Q18 Beginning Cash Balance $342.4 $482.1 $550.2 Cash provided by (used in) operating activities $230.9 ($2.5) $98.3 Capital expenditures ($25.6) ($34.5) ($26.4) Acquisition of business $0.5 ($49.8) ($342.6) Payments on long-term debt ($1.0) ($1.0) ($2.0) Repurchase and retirement of common stock ($15.0) ($35.3) ($10.0) Dividend payments ($9.5) ($9.5) ($9.9) Other investing activities - $0.2 $1.8 Other financing activities ($0.8) ($7.1) $4.0 Effect of exchange rates ($0.5) ($0.2) ($6.3) Ending Cash Balance $521.4 $342.4 $257.1 Free Cash Flow1 $205.3 ($37.0) $71.9 Adjusted EBITDA $95.4 $108.9 $109.3 1. Free cash flow equals cash from operations less capital expenditures. 10

Thoughtful and balanced capital allocation More than $3.0 billion allocated over the past 6 years1 Acquisition of ATMI in 2014 ($810M net of cash acquired), PSS, Acquisitions Saes Pure Gas, DSC and MPD continued “bolt on” acquisitions $1.5B broadened capabilities and leveraged global platform Continued investments and deployment of new products, $641 ER&D increased customer value, and drove competitive advantage CapEx Increased investments to support superior growth and results $519 Debt Deleveraging increases financial flexibility $351 Repayment2 Initiated $10M quarterly share buyback in Q3 2017; increased Share Buyback to $15m in Q2 2019. In Q4 2018 and Q1 2019, repurchased $260 $179M or 6.6 million shares. Initiated dividend in October 2017. Increased to $0.08 per Dividend share in July 2019. $68 1Reflects 2013-2019 Q2 capital allocations. 11 2 Debt reduction following ATMI purchase to 11/18 refinance.

Entegris Updated Capital Allocation Principles Capital Structure Targets Capital Allocation Priorities • Minimum cash balance of approximately $200 million 1. Investments in R&D and CAPEX (globally) • ER&D: 8% of sales target • A debt rating of Ba1 or better • CAPEX: 7% of sales target 2. Value Accretive Acquisitions • Intend to be a consolidator • Targets: Core semiconductor and other adjacent markets • Financial Criteria Includes: (1) Accretion by year 2; (2) High single-digit ROIC by year 3; and (3) Growth enabling capabilities or market expansion 3. Return of Capital: Dividends and Share Buybacks1 • 60% target payout of annual free cash flow • Dividend Target: Ongoing dividend with incremental increases as free cash flow warrants • Share Buybacks: Approximately $15 million per quarter, plus opportunistic buybacks when appropriate 1 Capital allocation parameters could change depending on the level of acquisition activity 12

Outlook GAAP $ in millions, except per share data 3Q19 Guidance 2Q19 Actual 2Q18 Actual Net Revenue $385 -$400 $378.9 $383.1 Operating Expenses $115 - $117 $111.4 $107.4 Net Income $40 - $46 $124.0 $54.3 Earnings (Per Diluted Share) $0.29 - $0.34 $0.91 $0.38 Non-GAAP $ in millions, except per share data 3Q19 Guidance 2Q19 Actual 2Q18 Actual Net Revenue $385 -$400 $378.9 $383.1 Non-GAAP Operating Expenses1 $92 - $94 $90.2 $89.1 Non-GAAP Net Income $57 - $64 $53.4 $69.8 Non-GAAP EPS $0.42 - $0.47 $0.39 $0.49 1 Non-GAAP operating expenses exclude amortization and integration expenses. In 3Q19, amortization is estimated to be approximately $14.2 million and restructuring & integration expenses are estimated to be approximately $8.6 million, or a total of $0.13 per share. 13

Entegris®, the Entegris Rings Design™ and Pure Advantage™ are trademarks of Entegris, Inc. ©2016 Entegris, Inc. All rights reserved.

Non-GAAP Reconciliation Table Reconciliation of GAAP Gross Profit to Adjusted Gross Profit Three months ended Six months ended June 29, 2019 June 30, 2018 March 30, 2019 June 29, 2019 June 30, 2018 Net Sales $378,874 $383,059 $391,047 $769,921 $750,258 Gross profit-GAAP $166,274 $182,378 $177,393 $343,667 $358,375 Adjustments to gross profit: Charge for fair value mark-up of acquired inventory sold 695 208 2,155 2,850 208 Severance and restructuring costs - - 358 358 - Adjusted gross profit $166,969 $182,586 $179,906 $346,875 $358,583 Gross margin - as a % of net sales 43.9% 47.6% 45.4% 44.6% 47.8% Adjusted gross margin - as a % of net sales 44.1% 47.7% 46.0% 45.1% 47.8% 15

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF GAAP SEGMENT PROFIT TO ADJUSTED OPERATING INCOME

in thousands	Three months ended			Six months ended	
Segment profit-GAAP	June 29, 2019	June 30, 2018	March 30, 2019	June 29, 2019	June 30, 2018
Specialty Chemicals and Engineered Materials	$24,000	$36,728	$24,431	$48,431	$67,649
Microcontamination Control	43,126	37,214	47,323	90,449	77,525
Advanced Materials Handling	15,043	25,542	22,367	37,410	51,005
Total segment profit	82,169	99,484	94,121	176,290	196,179
Amortization of intangible assets	16,591	12,014	18,657	35,248	23,683
Unallocated expenses	10,669	12,537	27,973	38,642	19,090
Total operating income	$54,909	$74,933	$47,491	$102,400	$153,406

	Three months ended			Six months ended	
Adjusted segment profit	June 29, 2019	June 30, 2018	March 30, 2019	June 29, 2019	June 30, 2018
Specialty Chemicals and Engineered Materials	$24,695	$36,728	$25,070	$49,765	$67,649
Microcontamination Control[1]	43,126	37,422	50,082	93,208	77,733
Advanced Materials Handling[2]	15,043	25,542	22,945	37,988	51,005
Total adjusted segment profit	82,864	99,692	98,097	180,961	196,387
Amortization of intangible assets[3]	-	-	-	-	-
Unallocated expenses[4]	6,071	6,219	5,917	11,988	12,772
Total adjusted operating income	$76,793	$93,473	$92,180	$163,973	$183,615

1. Adjusted segment profit for SCEM for the three months ended June 29, 2019, three months ended March 30, 2019 and for the six months ended June 29, 2019 excludes charges for fair value mark-up of acquired inventory sold of $695, $120 and $815, respectively. The three months ended March 30, 2019 and six months ended June 29, 2019 excludes charges for severance and restructuring of $519.
2. Adjusted segment profit for MC for the three and six months ended June 30, 2018, and the three months March 30, 2019 and six months ended June 29, 2019 excludes charges for fair value mark-up of acquired inventory sold of $208 and $2,035. Adjusted segment profit for three months ended March 30, 2019 and six months ended June 29, 2019 excludes charges for severance and restructuring of $724.
3. Adjusted segment profit for AMH for the three months ended March 30, 2019 and six months ended June 29, 2019 excludes charges for and restructuring of $578, respectively.
4. Adjusted amortization of intangible assets excludes amortization expense of $16,591, $12,014 and $18,657 for the three months ended June 29, 2019, June 30, 2018 and March 30, 2019 respectively and $35,248 and $23,683 for the six months ended June 29, 2019 and June 30, 2018, respectively

5 Adjusted unallocated expenses for the three months ended June 29, 2019, June 30, 2018, and March 30, 2019 excludes deal and integration expenses of $2,428, $6,318, and $22,056. Adjusted unallocated expenses for the six months ended June 29, 2019 and June 30, 2018 excludes deal and integration expenses of $24,484 and $5,318. Adjusted unallocated expenses for the three and six months ended June 29, 2019 excludes restructuring charges of $2,170.

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Entegris

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO ADJUSTED OPERATING INCOME AND ADJUSTED EBITDA Three months ended Six months ended $ in thousands June 29, 2019 June 30, 2018 March 30, 2019 June 29, 2019 June 30, 2018 Net sales $378,874 $383,059 $391,047 $769,921 $750,258 Net income $123,997 $54,349 $32,658 $156,655 $111,911 Adjustments to net income: Income tax expense 43,235 9,782 5,422 48,657 23,328 Interest expense, net 9,692 6,925 9,659 19,351 14,151 Other (income) expense, net (122,015) 3,877 (248) (122,263) 4,016 GAAP - Operating income 54,909 74,933 47,491 102,400 153,406 Charge for fair value write-up of acquired inventory sold 695 208 2,155 2,850 208 Deal Costs 1,164 5,121 19,136 20,300 5,121 Integration Costs 1,264 1,197 2,920 4,184 1,197 Severance and restructuring costs 2,170 - 1,821 3,991 - Amortization of intangible assets 16,591 12,014 18,657 35,248 23,683 Adjusted operating income 76,793 93,473 92,180 168,973 183,615 Depreciation 18,596 15,802 16,721 35,317 31,699 Adjusted EBITDA $93,389 $109,275 $108,901 $204,290 $215,314 Adjusted operating margin 20.3% 24.4% 23.6% 21.9% 24.5% Adjusted EBITDA - as a % of net sales 25.2% 28.5% 27.8% 26.5% 28.7% 17

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO NON-GAAP EARNINGS PER SHARE Three months ended Six months ended $ in thousands, except per share data June 29, 2019 June 30, 2018 March 30, 2019 June 29, 2019 June 30, 2018 GAAP net income $123,997 $54,349 $32,658 $156,655 $111,911 Adjustments to net income: Charge for fair value write-up of acquired inventory sold 695 208 2,155 2,850 208 Deal Costs 1,164 5,121 19,547 20,711 5,121 Integration Costs 1,264 1,197 2,920 4,184 1,197 Severance and restructuring costs 2,170 - 1,821 3,991 - Versum termination fee, net (122,000) - - (122,000) - Amortization of intangible assets 16,591 12,014 18,657 35,248 23,683 Tax effect of legal entity restructuring 9,398 - - 9,398 - Tax effect of adjustments to net income and discrete items1 20,153 (3,702) (9,864) 10,289 (6,412) Tax effect of Tax Cuts and Jobs Act - 648 - - 2,142 Non-GAAP net income $53,432 $69,835 $67,894 $121,326 $137,850 Diluted earnings per common share $0.91 $0.38 $0.24 $1.15 $0.78 Effect of adjustments to net income ($0.52) $0.11 $0.26 ($0.26) $0.18 Diluted non-GAAP earnings per common share $0.39 $0.49 $0.50 $0.89 $0.96 18

GAAP Segment Trend Data1 $ in thousands Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Sales SCEM $ 114,435 $ 121,174 $ 124,522 $ 125,339 $ 130,743 $ 134,336 $ 131,234 $ 133,928 $ 124,470 $ 127,552 MC 100,195 104,587 116,229 115,801 118,923 124,937 151,478 158,500 157,706 150,185 AMH 108,371 109,658 111,278 115,436 124,078 130,572 123,227 115,527 116,064 107,515 Inter-segment elimination (5,624) (6,417) (6,438) (6,014) (6,545) (6,786) (7,342) (6,313) (7,193) (6,378) Total Sales $ 317,377 $ 329,002 $ 345,591 $ 350,562 $ 367,199 $ 383,059 $ 398,597 $ 401,642 $ 391,047 $ 378,874 Segment Profit SCEM $ 22,563 $ 28,493 $ 28,981 $ 29,534 $ 30,921 $ 36,728 $ 31,210 $ 28,221 $ 24,431 $ 24,000 MC 29,380 29,944 37,429 37,686 40,311 37,214 42,448 46,879 47,323 43,126 AMH 16,132 17,588 14,914 20,409 25,463 25,542 22,226 19,096 22,367 15,043 Total Segment Profit $ 68,075 $ 76,025 $ 81,324 $ 87,629 $ 96,695 $ 99,484 $ 95,884 $ 94,196 $ 94,121 $ 82,169 1. In 1Q19 the Company has changed its definition of segment profit to include inter-segment sales. Prior period information was recast to reflect the change. 19

NON-GAAP Segment Trend Data[1]

$ in thousands	Q117	Q217	Q317	Q417	Q118	Q218	Q318	Q418	Q119	Q219
Sales										
SCEM	$ 114,435	$ 121,174	$ 124,522	$ 125,339	$ 130,743	$ 134,336	$ 131,234	$ 133,928	$ 124,470	$ 127,552
MC	100,195	104,587	116,229	115,801	118,923	124,937	151,478	158,500	157,706	150,185
AMH	108,371	109,658	111,278	115,436	124,078	130,572	123,227	115,527	116,064	107,515
Inter-segment elimination	(5,624)	(6,417)	(6,438)	(6,014)	(6,545)	(6,786)	(7,342)	(6,313)	(7,193)	(6,378)
Total Sales	$ 317,377	$ 329,002	$ 345,591	$ 350,562	$ 367,199	$ 383,059	$ 398,597	$ 401,642	$ 391,047	$ 378,874
Adjusted Segment Profit										
SCEM[2]	$ 22,563	$ 28,493	$ 28,995	$ 29,534	$ 30,921	$ 36,728	$ 31,210	$ 28,221	$ 25,070	$ 24,695
MC[3]	29,380	31,387	37,625	37,686	40,311	37,422	45,729	50,258	50,082	43,126
AMH[4]	16,132	19,874	20,135	20,409	25,463	25,542	22,692	19,556	22,945	15,043
Total Adj. Segment Profit	$ 68,075	$ 79,754	$ 86,755	$ 87,629	$ 96,695	$ 99,692	$ 99,631	$ 98,035	$ 98,097	$ 82,864
Adjusted Segment Profit Margin										
SCEM	19.7%	23.5%	23.3%	23.6%	23.7%	27.3%	23.8%	21.1%	20.1%	19.4%
MC	29.3%	30.0%	32.4%	32.5%	33.9%	30.0%	30.2%	31.7%	31.8%	28.7%
AMH	14.9%	18.1%	18.1%	17.7%	20.5%	19.6%	18.4%	16.9%	19.8%	14.0%

1. In 1Q19 the Company has changed its definition of segment profit to include inter-segment sales. Prior period information was recast to reflect the change. Segment profit excludes amortization of intangibles and unallocated expenses.
2. Adjusted segment profit for SCEM for 3Q17 excludes charges for severance of $14. Adjusted segment profit for SCEM for 1Q19 and 2Q19 excludes fair value mark-up of inventory and severance charges of $120 and $695, respectively.
3. Adjusted segment profit for MC for 2Q17 excludes charges for impairment of equipment and severance of $884 and $559, respectively. Adjusted segment profit for MC for Q317 excludes charges for severance of $196. Adjusted segment profit for MC for Q218, Q318, Q418 and Q119 excludes charges for fair value mark-up of acquired inventory sold of $208, $3,281, $3,379, and $2,035 respectively. Adjusted segment profit for MC for Q119 also excludes severance charges of $724.
4. Adjusted segment profit for AMH for 2Q17 excludes charges for impairment of equipment of $2,286. Adjusted segment profit for AMH for Q317 excludes charges for impairment of equipment and severance and restructuring of $3,364 and $1,857, respectively. Adjusted segment profit for AMH for Q318 excludes loss on sale of subsidiary of $466. Adjusted segment profit for AMH for 4Q18 excludes severance of $460. Adjusted segment profit for AMH for 1Q19 excludes restructuring charges of $578.

Entegris

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